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                                                                   EXHIBIT 10.19



                 AMENDMENT TO RETENTION AND SEVERANCE AGREEMENT

      This Amendment ("Amendment") dated as of February 20, 2003 is made between MPOWER COMMUNICATIONS CORP., a New York corporation (the "Company"), and MIKE TSCHIDERER ("Employee"). The parties agree as follows:

      1. Reference to Agreement: Definitions. Reference is made to a Retention and Severance Agreement dated as of October 23, 2001, by and between the Company and the Employee (The "Agreement"). Terms defined in the Agreement and not otherwise defined herein are used herein with the meanings so defined.

      2. Amendment to Agreements. Section 4 of the Agreement is amended to delete the phrase "$150,000" in the second line thereof and replace it with the phrase "$165,000."

      3. Miscellaneous. Except as amended by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of New York and shall bind and inure to the benefit of the parties hereto and their respective successors, assigns and heirs.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                    MPOWER COMMUNICATIONS CORP.


                                    By:   /s/ Russell I. Zuckerman
                                          --------------------------------
                                          Russell I. Zuckerman, General Counsel

                                          /s/ Mike Tschiderer
                                          --------------------------------
                                          Mike Tschiderer